UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 25, 2019

CENTERSTATE BANK CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1101 First Street South, Suite 202, Winter Haven, FL	33880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (863) 293-4710

Not Applicable

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01Other Events.

CenterState Bank Corporation (“CenterState”) and National Commerce Corporation (“NCC”) will each hold a special meeting on March 7, 2019, for the companies’ respective shareholders or stockholders, as applicable, to consider and vote on the proposals related to the Agreement and Plan of Merger, dated November 23, 2018, by and between CenterState and NCC, pursuant to which, among other things, NCC will merge with and into CenterState.

CenterState and NCC have each set January 30, 2019, as the record date for their respective special meetings, which will be held as follows:

•	The CenterState special meeting will be held at 10:00 a.m. Eastern Time at CenterState’s Posner Park Office, 3rd Floor 42725 US Hwy 27, Davenport, Florida 33837,
•	The NCC special meeting will be held at 9:00 a.m. Central Time at the offices of NCC at 600 Luckie Drive, Suite 350, Birmingham, Alabama 35223.

CenterState has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 which includes a Joint Proxy Statement of CenterState and NCC and a Prospectus of CenterState (the “joint proxy statement-prospectus”). After the Registration Statement on Form S-4 has become effective, a definitive joint proxy statement-prospectus will be mailed to the shareholders of CenterState and the stockholders of NCC. To obtain timely delivery of any documents referred to in the definitive joint proxy statement-prospectus, shareholders must request them no later than February 28, 2019 in order to receive them before the CenterState special meeting or NCC special meeting, as applicable.

Cautionary Statements Regarding Forward-Looking Information.

Certain statements contained in this communication that are not statements of historical fact constitute forward-looking statements for which CenterState claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in CenterState’s future filings with the SEC, in press releases and in oral and written statements made by CenterState or with CenterState’s approval that are not statements of historical fact and that constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (a) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (b) statements of CenterState’s plans, objectives and expectations or those of its management or Board of Directors, including those relating to the pending merger with NCC; (c) statements of future economic performance; and (d) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are subject to various risks and uncertainties, including those risks and uncertainties described under the heading “Risk Factors” in CenterState’s Annual Report on Form 10-K for the year ended December 31, 2017, and described in any subsequent reports that CenterState has filed with the SEC. With respect to the pending merger with NCC, these risks include, among others: (1) the risk that the cost savings and any revenue synergies from the merger may not be realized or take longer than anticipated to be realized; (2) disruption from the merger with customers, suppliers, employees or other business partners; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (4) the risk of successful integration of NCC’s businesses into CenterState; (5) the failure to obtain required governmental approvals of the merger; (6) the failure to obtain the necessary shareholder or stockholder approvals, as applicable, in connection with the merger; (7) the amount of the costs, fees, expenses and charges related to the merger; (8) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the merger; (9) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the merger; (10) the risk that the integration of NCC’s operations into the operations of CenterState will be materially delayed or will be more costly or difficult than expected; (11) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and (12) general competitive, economic, political and market conditions. There are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in forward-looking statements, and these forward-looking statements should not be relied upon as predictions of future events. CenterState undertakes no obligation to update any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. In that respect, CenterState cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.

Additional Information About the Merger and Where to Find It

CenterState has filed a registration statement on Form S-4 with the SEC to register the shares of CenterState’s common stock that will be issued to NCC’s stockholders in connection with the proposed merger. The registration statement includes a joint proxy statement of CenterState and NCC and a prospectus of CenterState. A definitive joint proxy statement-prospectus will be sent to the stockholders of NCC and the shareholders of CenterState in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND DEFINITIVE JOINT PROXY STATEMENT-PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT-PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by CenterState on its website at www.centerstatebanks.com and by NCC on its website at www.nationalbankofcommerce.com.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and security holders of CenterState and NCC are urged to read carefully the entire registration statement and joint proxy statement-prospectus when it becomes available, including any amendments thereto, because such documents will contain important information about the proposed transaction. Free copies of these documents may be obtained as described above.

CenterState, NCC and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of NCC and the shareholders of CenterState in connection with the proposed merger. Information regarding the directors and executive officers of CenterState and NCC and other persons who may be deemed participants in the solicitation of the stockholders of NCC and the shareholders of CenterState in connection with the proposed merger will be included in the joint proxy statement-prospectus for each of CenterState’s and NCC’s special meeting of shareholders/stockholders, which will be filed by CenterState and NCC with the SEC. Information about the directors and officers of CenterState and their ownership of CenterState common stock can also be found in CenterState’s definitive proxy statement in connection with its 2018 annual meeting of shareholders, as filed with the SEC on March 12, 2018, and other documents subsequently filed by CenterState with the SEC. Information about the directors and officers of NCC and their ownership of NCC common stock can also be found in NCC’s definitive proxy statement in connection with its 2018 annual meeting of stockholders, as filed with the SEC on April 20, 2018, and other documents subsequently filed by NCC with the SEC. Additional information regarding the interests of such participants will be included in the joint proxy statement-prospectus and other relevant documents regarding the merger filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANK CORPORATION

By:	/s/ Jennifer L. Idell
Jennifer L. Idell
Executive Vice President and
Chief Financial Officer

Date:  January 25, 2019